                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2003

                             ISEMPLOYMENT.COM, INC.
             (Exact name of registrant as specified in its chapter)

              Wyoming                  000-28611              86-0970152
    (State or other jurisdiction      Commission             (IRS Employer
         of incorporation)          (File Number)          Identification No.)

                         665 3rd Street Suite 517
                             San Francisco, CA              94107
               (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code: 415-861-7963

              213-380 Pellisser Street, Windsor, ON, Canada N9A 6W8
                ________________________________________________
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Board recently determined that the Company should engage the auditing firm of Rosenberg Rich Baker Berman & Co., New Jersey, as the auditing firm
(principal accountant to audit the registrant's financial statements) for the
Registrant (or "Company"). On February 13, 2003 this was officially effected by
Written Consent of the Board of Directors of the Registrant as of such date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ISEmployemnt.Com, INC.

                                        By: /s/ Thom Hayward
                                           ------------------
Date: February 13, 2003                         Thom Hayward, President and C.E.O.
                                                (principal executive officer)